Exhibit 10.94

                                     LEASE



     This Lease is entered into this 26th day of January, 1999 by and between ADAMS REALTY TRUST (hereinafter called "Lessor") and ENVIRONMENTAL POWER CORPORATION (hereinafter called "Lessee")


1.  Description of Premises.  The Lessor hereby agrees to lease to the Lessee,
    -----------------------
and the Lessee hereby agrees to lease from the Lessor, subject to the terms and conditions hereinafter set forth, the following premises: Condominium Unit lE of the Noble's Island Condominium situated at 500 Market Street, Portsmouth, New Hampshire, consisting of 1,028 square feet, together with appurtenant rights thereto, including without limitation the right to use the portion of the common parking area of the Condominium described in Exhibit A hereto (all of the foregoing being hereinafter referred to as the "Leased Premises").

2.  Term.  The term of this Lease shall be three (3) years commencing February
    ----
20, 1999 and ending February 19, 2002.

3.  Rent.  The base rent for the term of this Lease is One Thousand Five Hundred
    ----
Twenty Dollars ($1,520.00) per month for year one, One Thousand Five Hundred Forty Dollars ($1,540.00) per month for year two, and One Thousand Five Hundred Sixty Dollars ($1,560.00) per month for year three. The Lessee shall pay rent in these equal monthly installments, each such installment being due by the 20th day of the month for the following month.

5.  Real Estate Taxes.  The Lessor shall pay all real estate taxes assessed
    -----------------
against the Leased Premises at the time of execution of this Lease. Any tax increases during the term of the Lease shall be allocated to and payable by the Lessee.

6.  Heat, Water, Utility Charges.  The Lessee shall pay all charges for
    ----------------------------
electricity, telephone service and water and sewer utility service, and the Lessor shall pay all condominium association assessments and other fees with respect to the Leased Premises.

7.  Use of Premises.  The Lessee shall use the Leased Premises only for the
    ---------------
following purposes: offices for the transaction of Lessee's professional activities; provided, however, the Lessee shall not carry on any trade or occupation, or make any use of the Leased Premises, which will be unlawful, improper, noisy, offensive, or contrary to the Noble's Island Condominium Declaration, By-Laws or Rules ("Condominium Documents") as they now exist or are hereafter amended, which Condominium Documents are hereby incorporated by reference, or contrary to any law, ordinance, or regulation of the United States government or any agencies thereof, the State of New Hampshire, or any municipality or other subdivision thereof authorized to make regulations, or which will be injurious to any personal or property, or which will make void or voidable any insurance on the Leased Premises, or which may cause an increased or extra premium to be payable for such insurance.

8.  Condition of Premises.  The Lessee is fully familiar with the physical
    ---------------------
condition of the Leased Premises and the building which is part thereof. The Lessor and its agent have made no representation in connection with the condition of the building or of the remainder of the Leased Premises and shall not be liable for any latent defects therein; provided, however, that if the Lessor renders the Leased Premises untenantable for the purpose of the Lessee, the Lessee may at its own option terminate this Lease.

9.  Repairs.  Subject to the terms and conditions of the Noble's Island
    -------
Condominium Documents, as they now exist or are hereafter amended, the Lessee, during the term of the Lease, shall at its expense maintain in good repair and state of cleanliness the Leased Premises and in connection therewith, shall perform all normal maintenance, and all repairs of conditions caused by Lessee's use or occupancy of the Leased Premises not otherwise performed by the Condominium Owners Association, including without limitation all clearing of snow and ice, and shall make all interior and exterior repairs, not otherwise made by the Condominium Owners Association, to the Leased Premises necessary to keep the Leased Premises, and at the end of the term of the Lease, the Lessee shall surrender the Leased Premises in such repair, order and condition as the same are in at the commencement of the term, or, if better, as they may be put into during the continuance thereof, together with any alterations or additions made with the Lessor's consent, reasonable wear and tear since the last necessary repair made by the Lessee excepted.

10.  Fixture and Improvement.  Any improvements or fixtures installed by the
     -----------------------
Lessee which are affixed to the real estate by nails, screws, or some other detachable means may be removed upon the termination of his Lease, provided all damage or defacement of the Leased Premises caused by such removal is repaired by the Lessee to the satisfaction of the Lessor. Any such improvements or fixtures not so removable, or which are not removed prior to the termination of this Lease, shall become the property of the Lessor.

11.  Alterations and Improvements   The Lessee shall not, without the written
     ----------------------------
consent of the Lessor, make any alterations, or additions to or upon the Leased Premises, except minor alterations which do not materially alter the design or layout of the Leased Premises, or reduce the available usable space, or weaken the structure thereof. Any alterations or additions shall be constructed in accordance with all applicable laws, regulations and the Condominium Documents, with a proper permit and in a workmanlike manner.

12.  Risk of Loss.  All persons and property of every kind in or on the Leased
     ------------
Premises shall be at the sole risk of the Lessee and the Lessor shall not be liable to the Lessee or any other person for any injury, loss, damage, or inconvenience occasioned by any cause whatsoever to said persons or property except the willful or negligent acts or omission of the Lessor.

13.  Indemnity.  The Lessee agrees to indemnity the Lessor against all loss,
     ---------
damage, liability, or expense arising out of injury to third parties or their property in or on the Leased Premises and Lessee shall at its expense procure and maintain at all times public liability insurance on the Leased Premises in the name and for the benefit of Lessor and Lessee providing coverage of at least
                                       ---
$1,000,000 with respect to each occurrence and deposit annually certificates thereof with Lessor. The Lessee shall actually name the Lessor as an insured, and insure the Lessor received a copy of the endorsement naming the Lessor of same. The Lessee's insurance company is required to notify the Lessor in case of cancellation of any such insurance.

14.  Insurance.  The Lessee shall, at all times during the term hereof or any
     ---------
renewal or extension thereof, keep the contents of the Leased Premises, including all impermanent improvements, alterations and additions that may be made, insured against fire with extended coverage in amounts, with insurers, and subject to terms and conditions to the satisfaction of Lessor and/or as required by the Condominium Documents.

15.  Insurance Rights.  Neither party will assign, transfer, or set over to its
     ----------------
insurer any rights of subrogation against the other because of any payment required to be made under any policy of insurance on the Leased Premises or the contents thereof and each agrees that a waiver of such subrogation rights will be procured and written into any such insurance policies issued to either party.

16.  Subletting and Assignment   The Lessee shall not assign this Lease or
     -------------------------
sublet the whole or any portion of the Leased Premises without the consent of the Lessor, in writing, first obtained. This Lease may be assigned at any time by the Lessor.

17.  Inspection.  The Lessor or its agent shall have the right to enter the
     ----------
Leased Premises at reasonable times for the purpose of inspecting its condition subject to a twenty-four (24) hour notice with Lessee present, or for making repairs.

18.  Right to Show Premises.  Lessee acknowledges that property is available for
     ----------------------
sale and agrees that the Lessor or Lessor's agent, upon twenty-four (24) hour notice to the Lessee, may show the Leased Premises to prospective buyers.

19.  Quiet Possession.  The Lessor covenants and warrants that the Lessor has
     ----------------
full right and lawful authority to enter into this Lease for the full term hereof, and for all extensions herein provided, and that the Lessor is lawfully seized of the entire premises hereby leased and has good title thereto free and clear of all tenancies, liens and encumbrances. The Lessor further covenants and warrants that if the Lessee shall discharge the obligations herein set forth to be performed by the Lessee, then the Lessee shall have the right to enjoy, during the term hereof, the quiet and undisturbed possession of the Leased Premises for the uses herein described, together with all appurtenances thereof.

20.  Default.  If the rent hereby reserved shall be in arrears for a period of
     -------
more than fifteen (15) days, or if the Lessee shall violate any of the covenants, conditions, warranties or provisions contained herein and such violations shall continue for more than fifteen (15) days after notice in writing, or if the Lessee shall be declared insolvent, or shall be adjudicated a bankrupt, or shall assign for the benefit of creditors, or if the Leased Premises shall be taken on execution, the Lessor may immediately, or at any time thereafter, and without demand or notice upon the Lessee to quit, elect to enter upon said Leased Premises and take possession thereof whereupon this Lease shall absolutely terminate, and it shall be no defense to the Lessee that previous violations of any covenants have been waived by the Lessor, either expressly or by implication. In the event of any such election by the Lessor, Lessee shall be liable for Lessor's expenses and costs including attorney's fees and the Lessor shall further have all of its rights in law or equity to re-let the Leased Premises and to seek damages or other relief if resulting from such default.

21.  Re-delivery of Premises.  The Lessee shall peaceably and quietly quit and
     -----------------------
deliver up to the Lessor, or its duly authorized agent, the Leased Premises at the expiration or other termination of this Lease or any renewal thereof, leaving the Leased Premises in such condition as required by Paragraph 9 hereof. Such delivery shall include all keys to the Leased Premises and failure to deliver such keys shall make the Lessee responsible for the expense of lock changes.

22.  Waiver.  The Lessee covenants with the Lessor that the failure of the
     ------
Lessor to insist in any one or more instances upon the strict and literal performance of any of the covenants, terms or conditions of this Lease, or to exercise any option of the Lessor herein contained, shall not be construed as a waiver or a relinquishment for the future, of such covenant, term, condition or option, but the same shall continue and remain in full force and effect. Acceptance by the Lessor of rent or other payment, with knowledge of breach by Lessee of any covenant, term, or condition or provision of this Lease, shall not constitute a waiver by the Lessor of such breach, unless expressly so stated in writing by the Lessor over its signature

23.  Successors.  The obligations and benefits of this Lease and shall inure to
     ----------
the benefit of, the of the Lessor, and the successors and shall be binding upon, successors and assigns of the Lessee.


IN WITNESS WHEREOF, the parties have hereunto set their hands on the date above stated.

                                            ADAMS REALTY TRUST

/s/ Joyce E. Bowden                         By: /s/ Jane M. Man
-------------------                             -------------------------------
Witness                                         Jane M. Man, Trustee


                                            ENVIRONMENTAL POWER CORPORATION

/s/ Kate Dolan                              By: /s/ William D. Linehan
-------------------                             -------------------------------
Witness                                         William D. Linehan, Treasurer

STATE OF NEW HAMPSHIRE
Rockingham, SS.



     The foregoing instrument was acknowledged before me this 30th day of January, 1999 by Jane M. Man, Trustee of Adams Realty Trust to be her free act and deed duly authorized to do so.

                                             /s/ Joyce E. Bowden
                                             ----------------------------------
                                             Notary/Justice of the Peace

STATE OF NEW HAMPSHIRE                       Joyce E. Bowden, Notary Public
Rockingham, SS.                              My Commission Expires April 6, 1999


The foregoing instrument was acknowledged before me this 26th day of January, 1999 by William D. Linehan, Treasurer of Environmental Power Corporation, to be her free act and deed duly authorized to do so.

                                             /s/ Mary K. Doty
                                             ----------------------------------
                                             Notary/Justice of the Peace

                                             Mary K. Doty, Notary Public
                                             My Commission Expires June 24, 2003